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                                 AMENDMENT No. 1
                                       to
                             STOCK OPTION AGREEMENT
                                       FOR
                               ARNOLD J. WASSERMAN

         This Amendment No. 1 to the Stock Option Agreement for Arnold J. Wasserman is effective as of January 27, 1998, by and between IAT MULTIMEDIA, INC., a Delaware corporation with its principal office at IAT AG, Geschaftshaus Wasserschloss, Aarestrasse 17, CH-5300 Vogelsang-Turgi, Switzerland, fax number 41-56-223-5023 (the "Company") and ARNOLD J. WASSERMAN, an individual residing at 1 Brookwood Drive, West Caldwell, New Jersey 07006, fax number 973-228-3336 ("Mr. Wasserman").

                             W I T N E S S E T H:

         WHEREAS, the Company and Mr. Wasserman previously entered into a Stock Option Agreement, dated as of July 18, 1997 (the "Agreement") relating to the granting by the Company of certain stock options to Mr. Wasserman; and

         WHEREAS, the parties mutually desire to modify certain portions of the Agreement.

         NOW, THEREFORE, the parties hereby agree to amend the above-referenced Agreement by adding the following new language:

         1.       Modify Section 2(c) in its entirety to read:

                  "Exercise Upon Termination of Consulting Agreement. If Mr. Wasserman ceases to be a consultant of the Company pursuant to termination by either party of the Consulting Agreement of even date herewith between the Company and Mr. Wasserman, or by reason of Mr. Wasserman's death or disability, the vested portion of the Option may be exercised by Mr. Wasserman, or his heirs, devises, or legatees no later than June 26, 2001, and the unvested portion of the Option shall be forfeited, but in no event shall any portion of the Option remain exercisable after the expiration date of the Option as specified in paragraph (a) of this Section 2."

         Except as herein amended, the provisions of the Agreement remain unchanged and in full effect.



[NYCORP] 73264.1

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment No. 1 as of the day and year first written above.


                                               IAT MULTIMEDIA, INC.


                                               By:  /s/  Jacob Agam
                                                   ----------------------------
                                                      Name: Jacob Agam
                                                      Title: Co-Chairman of the
                                                                 Board



                                                   /s/ Arnold J. Wasserman
                                                   ----------------------------
                                                   Arnold J. Wasserman